                                                                      EXHIBIT 99


     The following unaudited pro forma condensed consolidated financial data (the "Pro Forma Financial Data") have been prepared by our management by adjusting the consolidated financial statements of the Registrant included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and in the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 2003. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2002 and the nine months ended September 30, 2003 reflect adjustments as if the spin-off of Barden Nevada had been consummated and was effective as of January 1, 2002. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2003 gives effect to the spin-off of Barden Nevada as if it had occurred on September 30, 2003.

     The financial effects of the spin-off of Barden Nevada as presented in the Pro Forma Financial Data are not necessarily indicative of the results of future operations. The Pro Forma Financial Data should be read in conjunction with the notes thereto, which are an integral part thereof, the consolidated financial statements of the Registrant and the notes thereto, the unaudited consolidated financial statements of the Registrant and the notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the above-referenced Annual and Quarterly Reports.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                ADJUSTMENTS
                                                                    FOR
                                                                 LAS VEGAS
                                            HISTORICAL          SPIN-OFF (1)            PRO FORMA
                                         ---------------      ---------------        ---------------
Net revenues                             $   296,706,183      $   (48,245,771)       $   248,460,412
Operating expenses                           263,027,946          (50,222,761)           212,805,185
                                         ---------------      ---------------        ---------------
Operating income                              33,678,237            1,976,990             35,655,227
Interest expense, net                        (32,243,021)              18,038            (32,224,983)
Other non-operating income
   and expenses                                 (119,462)                (251)              (119,713)
                                         ---------------      ---------------        ---------------
Income from continuing
   operations                            $     1,315,754      $     1,994,777        $     3,310,531
                                         ===============      ===============        ===============

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

                                                                 ADJUSTMENTS
                                                                     FOR
                                                                  LAS VEGAS
                                           HISTORICAL           SPIN-OFF (1)            PRO FORMA
                                         ---------------       ---------------       ---------------
Net revenues                             $   234,995,439       $   (35,686,482)      $   199,308,957
Operating expenses                           210,865,871           (37,189,306)          173,676,565
                                         ---------------       ---------------       ---------------
Operating income                              24,129,568             1,502,824            25,632,392
Interest expense, net                        (23,802,365)               14,551           (23,787,814)
Other non-operating income
   and expenses                                 (247,431)                    -              (247,431)
                                         ---------------       ---------------       ---------------
Income from continuing
   operations                            $        79,772       $     1,517,375       $     1,597,147
                                         ===============       ===============       ===============

---------------

(1) Represents the elimination of actual historical results of operations for Fitzgeralds Las Vegas for the period indicated. Effective January 1, 2004, the operations will no longer be reflected in the Registrant's consolidated results of operations. In connection with the spin-off, the Registrant will record in the fourth quarter of 2003 an impairment loss on discontinued operations, which amount is anticipated to be approximately $10.0 million. The loss represents the difference between the estimated fair market value and the book carrying value of Barden Nevada at the spin-off and is an estimate subject to final determination of fair market value. The loss has been excluded from the computation of pro forma income because such amount relates to discontinued operations and is non-recurring.

    Also reflects (a) an increase in revenues for fees to be earned by the Registrant for services to be provided to Fitzgeralds Las Vegas after the spin-off of Barden Nevada and (b) a change in operating expenses consisting of an increase in expenses to reflect the elimination of corporate allocations to Fitzgeralds Las Vegas. Such revenue and expense amounts totaled $566,664 in 2002 and $517,513 for the nine months ended September 30, 2003.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                            AS OF SEPTEMBER 30, 2003

                                                                ADJUSTMENTS
                                                                    FOR
                                                                 LAS VEGAS
                                              HISTORICAL        SPIN-OFF (1)        PRO FORMA
                                           ---------------    ---------------    ---------------
ASSETS
Current Assets:
   Cash and cash equivalents               $    35,256,308    $    (3,838,139)   $    31,418,169
   Restricted cash                                 500,000                  -            500,000
   Accounts receivable, net                      2,417,835           (646,748)         1,771,087
   Other current assets                          4,626,990         (1,294,730)         3,332,260
                                           ---------------    ---------------    ---------------
      Total current assets                      42,801,133         (5,779,617)        37,021,516
                                           ---------------    ---------------    ---------------
Property, equipment and vessel
   improvements, net                           164,204,351        (27,754,302)       136,450,049
Other Assets:
   Intangible assets, net                       16,495,496         (6,915,000)         9,580,496
   Goodwill                                      5,922,398                  -          5,922,398
   Deferred financing costs, net                 7,952,819                  -          7,952,819
   Investment in Buffington Harbor
      Riverboats LLC                            30,249,856                  -         30,249,856
   Other assets and deposits                    13,003,738         (2,077,173)        10,926,565
                                           ---------------    ---------------    ---------------
      Total other assets                        73,624,307         (8,992,173)        64,632,134
                                           ---------------    ---------------    ---------------
Total Assets                               $   280,629,791    $   (42,526,092)   $   238,103,699
                                           ===============    ===============    ===============

LIABILITIES AND MEMBER'S EQUITY
Current Liabilities:
   Accounts payable and accrued
      liabilities                          $    34,203,193    $    (4,400,928)        29,802,265
   Current maturities of long-term debt             83,083            (83,083)                 -
                                           ---------------    ---------------    ---------------
      Total current liabilities                 34,286,276         (4,484,011)        29,802,265
                                           ---------------    ---------------    ---------------
Long Term Liabilities and Debt:
   Long-term debt, net of current
      maturities and OID                       275,656,816            (52,053)       275,604,763
                                           ---------------    ---------------    ---------------
Total Liabilities                              309,943,092         (4,536,064)       305,407,028
Member's (Deficit) Equity                      (29,313,301)       (37,990,028)       (67,303,329)
                                           ---------------    ---------------    ---------------
Total Liabilities and Member's (Deficit)
   Equity                                  $   280,629,791    $   (42,526,092)   $   238,103,699
                                           ===============    ===============    ===============

---------------

LAS VEGAS SPIN-OFF:

(1) Reflects the elimination of the actual historical balance sheet for Fitzgeralds Las Vegas as of September 30, 2003. Because of the spin-off of Barden Nevada, the assets and liabilities of Fitzgeralds Las Vegas will no longer be included in the accounts of the Registrant. In connection with the spin-off, the Registrant will record in the fourth quarter of 2003 an impairment loss on discontinued operations, which amount is anticipated to be approximately $10.0 million. The loss represents the difference between the estimated fair market value and the book carrying value of Barden Nevada at the date of spin-off, and is an estimate subject to a final determination of fair market value. Such loss has been reflected in the adjustments to Member's Deficit in the accompanying pro forma balance sheet at September 30, 2003. The loss has been excluded from the computation of pro forma income because such amount relates to discontinued operations and is non-recurring.

    Also reflects (i) the "pushdown" and then spin-off of the intangible asset value of the Nevada gaming license associated with Fitzgeralds Las Vegas (in the amount of $5.2 million) which intangible asset was held at Majestic Investor Holdings, LLC prior to the spin-off of Barden Nevada and (ii) the forgiveness of intercompany indebtedness (in the approximate amount of $36.7 million at September 30, 2003) owed by Fitzgeralds Las Vegas to Majestic Investor Holdings, LLC.